UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2020

Stericycle, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37556	36-3640402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2355 Waukegan Road

Bannockburn, Illinois 60015

(Address of principal executive offices including zip code)

(847) 367-5910

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SRCL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Fifth Amendment to Credit Agreement

Stericycle, Inc. (the “Company”) is a party to that certain Credit Agreement dated as of November 17, 2017 by and among the Company and certain of its subsidiaries named therein, Bank of America, N.A., as administrative agent, and the other financial institutions party thereto, as amended prior to the date hereof (the “Credit Agreement”).

On February 25, 2020, the Company entered into a Fifth Amendment to the Credit Agreement (the “Credit Agreement Amendment”).  The  Credit Agreement Amendment amends the  Credit Agreement to, among other things, (i) revise the financial covenant requiring that the Company’s Consolidated Leverage Ratio not exceed, as of the end of any fiscal quarter of the Company, certain levels such that after giving effect to the  Credit Agreement Amendment, Consolidated Leverage Ratio cannot exceed: (a) 5.00 to 1.00, in the case of any fiscal quarter ending on or before December 31, 2021 and (b) 4.50 to 1.00 as of the last day of any fiscal quarter ending on or after March 31, 2022; provided that, upon the consummation of the ESOL Disposition (as defined below), each of the foregoing maximum permitted Consolidated Leverage Ratio levels shall be decreased by 0.25 (to 4.75 to 1.00 and 4.25 to 1.00, respectively), (ii) specifically permit the disposition of the Company’s Environmental Solutions business, exclusive of the Company's healthcare hazardous waste services and unused consumer pharmaceutical take-back services (the “ESOL Disposition”), on the terms and conditions previously disclosed by the Company and provide for an automatic termination of the guaranty provided by Stericycle Environmental Solutions, Inc. simultaneous with such disposition, (iii) modify the definition of “Consolidated EBITDA” related to the continuation of certain cash addbacks to EBITDA and (iv) grant a first-priority security interest to the administrative agent for the benefit of the lenders and certain other secured parties in substantially all of the personal property of the Company and certain of its material domestic subsidiaries, including certain equity interests held by those entities.

Other Related Matters

The representations, warranties and covenants of each of the parties contained in the Credit Agreement Amendment have been made solely for the benefit of the parties thereto.  In addition, such representations, warranties and covenants (i) have been made solely for the purposes of the  Credit Agreement Amendment, (ii) have been qualified by confidential disclosures made by the parties in connection with the  Credit Agreement Amendment, (iii) are subject to materiality qualifications contained in the  Credit Agreement Amendment that may differ from what may be viewed as material by investors, (iv) were made only as of the date of the  Credit Agreement Amendment or such other date as is specified in the  Credit Agreement Amendment and (v) have been included in the  Credit Agreement Amendment for the purpose of allocating risk between the contracting parties rather than establishing matters as facts.  Accordingly, the Credit Agreement Amendment is included with this filing only to provide investors with information regarding the terms of the Credit Agreement Amendment, and not to provide investors with any other factual information regarding the parties or their respective businesses.  Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates.

Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Credit Agreement Amendment, which subsequent information may or may not be fully reflected in the public disclosures by the parties or their subsidiaries.  The  Credit Agreement Amendment should not be read alone, but should instead be read together with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K,

Forms 10-Q and other documents that the Company files with the U.S. Securities and Exchange Commission.

                The foregoing summary of the Credit Agreement Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Credit Agreement Amendment attached as Exhibit 10.1 and incorporated herein by reference.

Forward-Looking Statements

This document may contain forward-looking statements.  When we use words such as "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements.  Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of our management about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements.  Factors that could cause such differences include, among others, SOP pricing volatility, foreign exchange rate volatility in the jurisdictions in which we operate, the volume and size of any recall events, changes in governmental regulation of the collection, transportation, treatment and disposal of regulated waste or the proper handling and protection of personal and confidential information, the level of government enforcement of regulations governing regulated waste collection and treatment or the proper handling and protection of personal and confidential information, decreases in the volume of regulated wastes or personal and confidential information collected from customers, the ability to implement our ERP system, charges related to portfolio rationalization or the failure of divestitures to achieve the desired results, failure to consummate transactions with respect to non-core businesses, including the risk that the Domestic Environmental Solutions transaction described in our Current Report on Form 8-K dated February 7, 2020, may not be completed in a timely manner or at all, the failure to satisfy the conditions to the consummation of the transaction, including the receipt of certain governmental and regulatory approvals, the effect of the announcement or pendency of the Domestic Environmental Solutions transaction on Stericycle’s business relationships, operating results and business generally and risks relating to diverting management’s attention from Stericycle’s ongoing business operations, the obligations to service substantial indebtedness and comply with the covenants and restrictions contained in our credit agreements and notes, a downgrade in our credit rating resulting in an increase in interest expense, political, economic, inflationary and other risks related to our foreign operations, the outcome of pending or future litigation or investigations including with respect to the U.S. Foreign Corrupt Practices Act, changing market conditions in the healthcare industry, competition and demand for services in the regulated waste and secure information destruction industries, failure to maintain an effective system of internal control over financial reporting, delays or failures in implementing remediation efforts with respect to existing or future material weaknesses, disruptions in or attacks on information technology systems, as well as other factors described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Forms 10-Q.  As a result, past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate future results or trends.  We disclaim any obligation to update or revise any forward-looking or other statements contained herein other than in accordance with legal and regulatory obligations.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
10.1

Fifth Amendment, dated as of February 25, 2020, to the Credit Agreement dated as of November 17, 2017, entered into by Stericycle, Inc. and certain of its subsidiaries as borrowers, Bank of America, N.A., as administrative agent and the financial institutions from time to time party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBLR document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 27, 2020		Stericycle, Inc.

	By:	/s/ Janet H. Zelenka

Janet H. Zelenka
Executive Vice President and Chief Financial Officer